UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 2009

Tesoro Corporation
(Exact name of registrant as specified in its charter)

Delaware	1-3473	95-0862768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 Concord Plaza Drive San Antonio, Texas	78216-6999
(Address of principal executive offices)	(Zip Code)

(210) 828-8484
(Registrant’s telephone number,
including area code)

Not Applicable
(Former name or former address, if
changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

Tesoro Corporation on February 19, 2009 issued a press release announcing financial results for its fourth quarter ended December 31, 2008.  The press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information above is being furnished, not filed, pursuant to Item 2.02 of Form 8-K.  Accordingly, the information in Item 2.02 of this Current Report, including the press release, will not be incorporated by reference into any registration statement filed by the Company under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated by reference.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

	99.1	Press release announcing fourth quarter financial results issued on February 19, 2009 by Tesoro Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	February 19, 2009

TESORO CORPORATION

		By:	/S/ GREGORY A. WRIGHT
Gregory A. Wright
Executive Vice President, Chief Financial Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press release announcing fourth quarter financial results issued on February 19, 2009 by Tesoro Corporation.

4